Exhibit 99.1

4600 S. Ulster Street

Suite 1225

Denver, CO 80237

(720)287-3093

Assure to Participate in the AlphaNorth Capital Conference

DENVER, December 30, 2021 (GLOBE NEWSWIRE) -- Assure Holdings Corp. (the “Company” or “Assure”) (NASDAQ: IONM; TSXV: IOM), a provider of intraoperative neuromonitoring services (“IONM”), announced that it is scheduled to present at the AlphaNorth Capital Investment Conference on March 25-27, 2022.

The event introduces growth-stage companies in the technology and healthcare sectors to active top-level capital finance individuals at scheduled in-person one-on-one meetings.

Assure Holdings Issues Shares to Complete Consideration for Neuro-Pro Acquisition

The Company is pleased to announce that it has entered into an agreement with the principals of Neuro-Pro Monitoring LLC (“Neuro-Pro”) for the issuance of an aggregate of 100,000 common shares to such persons in respect of its remaining share consideration obligation in connection with its previously announced acquisition of the assets of Neuro-Pro. The share issuance remains subject to the final approval of the TSX Venture Exchange (“TSXV”). The shares will be subject to applicable hold periods under Canadian and U.S. securities laws.

The shares of common stock have not been registered under the United States Securities Act of 1933, as amended, or any securities laws of any state of the United States and may not be offered or sold absent such registration or an available exemption from such registration requirements. This press release does not constitute an offer to sell or the solicitation of any offer to buy securities nor shall there be any offer, solicitation or sale of the securities in any jurisdiction where such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of that jurisdiction.

About Assure Holdings

Assure Holdings Corp. is a Colorado-based company that works with neurosurgeons and orthopedic spine surgeons to provide a turnkey suite of services that support intraoperative neuromonitoring activities during invasive surgeries. Assure employs its own staff of technologists and uses its own state-of-the-art monitoring equipment, handles 100% of intraoperative neuromonitoring scheduling and setup, and bills for all technical services provided. Assure Neuromonitoring is recognized as providing the highest level of patient care in the industry and has earned the Joint Commission’s Gold Seal of Approval®. For more information, visit the company’s website at www.assureneuromonitoring.com.

4600 S. Ulster Street

Suite 1225

Denver, CO 80237

(720)287-3093

Forward-Looking Statements

This news release may contain “forward-looking statements” within the meaning of applicable securities laws, including, but not limited to: the expected attendees of the conference; and the Company’s ability to meet with the attendees. Forward-looking statements may generally be identified by the use of the words "anticipates," "expects," "intends," "plans," "should," "could," "would," "may," "will," "believes," "estimates," "potential," "target," or "continue" and variations or similar expressions. These statements are based upon the current expectations and beliefs of management and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties include, but are not limited to: the expected attendees may not attend the conference; the Company may not meet with the targeted individuals at the conference; the TSXV may not approve the share issuance; the uncertainty surrounding the spread of COVID-19 and the impact it will have on the Company’s operations and economic activity in general; and risks and uncertainties discussed in our most recent annual and quarterly reports filed with the United States Securities and Exchange Commission, including our annual report on Form 10-K filed on March 30, 2021, and with the Canadian securities regulators and available on the Company’s profiles on EDGAR at www.sec.gov and SEDAR at www.sedar.com, which risks and uncertainties are incorporated herein by reference. Except as required by law, Assure does not intend, and undertakes no obligation, to update any forward-looking statements to reflect, in particular, new information or future events.

Neither the TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

Contact

Scott Kozak, Investor and Media Relations
Assure Holdings Corp.
1-720-287-3093
Scott.Kozak@assureiom.com